Bank Borrowings - Schedule of Maturities of Long-Term Debt (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY
Debt Disclosure [Abstract]
Within one year	$ 39,686	246,233
Between one and two years	31,716	196,783
Between two and three years	7,921	49,147
Between three and four years	10,848	67,310
Between four and five years	3,584	22,239
Total	$ 93,755	581,712